Benefit (Provision) for Income Taxes (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Deferred:
Federal	$ 111	$ 2,970	$ 2,140
State		21
Foreign	9	2,672	(115)
Total Deferred Income Tax Expense (Benefit)	120	5,663	2,025
Current
Federal	51	83	(173)
State	(57)	241	(91)
Foreign	(161)	(232)	(255)
Total current	(167)	92	(519)
Total benefit (provision) for income taxes	$ (47)	$ 5,755	$ 1,506